UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2021

Chicken Soup for the Soul Entertainment Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38125	81- 2560811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 E. Putnam Avenue, Floor 2W, Cos Cob, CT	06807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 398-0443

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Holdco under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CSSE	The Nasdaq Stock Market LLC
9.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.0001 par value per share	CSSEP	The Nasdaq Stock Market LLC
9.50% Notes due 2025	CSSEN	The Nasdaq Stock Market LLC

Item 3.02.	Unregistered Sales of Equity Securities.

On January 14, 2021, Chicken Soup for the Soul Entertainment Inc. (the “Company”) entered into a securities purchase agreement (the “SPA”) with two accredited investors (the “Investors”) to sell an aggregate of 1,022,727 shares of the Company’s Class A common stock (“Common Stock”) at a purchase price of $22.00 per share, generating gross proceeds of $22,499,994 (the “Private Placement”). The sale was consummated on January 20, 2021. The shares of Common Stock were sold pursuant to an exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

The Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors pursuant to which the Company agreed to use commercially reasonable efforts to register the shares of Common Stock for resale within 30 days.

The foregoing summaries of the SPA and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, which are attached as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On January 15, 2021, the Company issued the press release attached to this Current Report as Exhibit 99.1. On January 20, 2021, the Company issued the press release attached to this Current Report as Exhibit 99.2.

The information furnished under this Item 7.01, including the exhibits related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits:

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement.

10.2	Form of Registration Rights Agreement.

99.1	Press Release, dated January 15, 2021.

99.2	Press Release dated January 20, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2021	CHICKEN SOUP FOR THE SOUL
ENTERTAINMENT INC.

	By:	/s/ William J. Rouhana, Jr.
Name: William J. Rouhana, Jr.
Title: Chief Executive Officer

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